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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Carrollton Bancorp
Baltimore, Maryland

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated March 10, 1999, appearing in the annual report on Form10-KSB of Carrollton Bancorp and Subsidiary for the year ended December 31, 1998.


                                       ROWLES & COMPANY, LLP





Baltimore, Maryland
July 15, 1999














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